UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_________________

FORM 8-K

___________

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 12, 2021

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SMART GLOBAL HOLDINGS, INC.

(Exact name of Registrant as Specified in Its Charter)

Cayman Islands	001-38102	98-1013909
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

c/o Maples Corporate Services Limited P.O. Box 309 Ugland House Grand Cayman	KY1-1104 Cayman Islands
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (510) 623-1231

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

___________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Ordinary shares, $0.03 par value per share	SGH	The NASDAQ Stock Market LLC (NASDAQ Global Select Market)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item. 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

At the Annual Meeting of the Shareholders (the “Annual Meeting”) of SMART Global Holdings, Inc. (the “Company”) held on February 12, 2021, the Company’s shareholders approved a proposal to amend the Company’s Amended and Restated 2017 Share Incentive Plan (the “Share Incentive Plan”) to increase the number of ordinary shares available for issuance thereunder by 1,000,000.

A summary description of the terms of the Share Incentive Plan is set forth in the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on December 21, 2020 (the “Proxy Statement”). The section of the Proxy Statement entitled “Proposal 4: Approval of an Amendment to the SMART Global Holdings, Inc. Amended and Restated 2017 Share Incentive Plan” from pages 24 to 29 is incorporated herein by reference. The description of the amendment and the Share Incentive Plan, as amended, contained in the Proxy Statement is qualified in its entirety by reference to the full text of the amendment, which is attached as Exhibit A to the Proxy Statement and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Company held its 2021 Annual Meeting on February 12, 2021 at the Company’s U.S. headquarters, 39870 Eureka Drive, Newark, CA 94560. At the meeting, the Company’s shareholders voted on the following four proposals and cast their votes as follows:

Proposal 1 : Election of three Class I directors to the Company’s Board of Directors, each to serve until the Company’s 2024 annual meeting of shareholders and until their respective successors are duly elected and qualified, or, if sooner, until the director’s death, resignation or removal. The director nominees were:

Nominee	For	Withheld	Broker Non-Votes
Sandeep Nayyar	21,319,396	234,475	6,108
Mukesh Patel	17,754,312	3,798,683	6,984
Maximiliane Straub	21,043,007	509,476	7,496

Each director nominee was elected a Class I director of the Company.

Proposal 2: Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year 2021:

For	Against	Abstain
22,757,465	3,799	5,898

This proposal was approved.

Proposal 3: Vote to approve, by non-binding advisory vote, the compensation paid by the Company to its Named Executive Officers:

For	Against	Abstain	Broker Non-Votes
16,792,568	4,759,096	8,315	1,207,183

This proposal was approved.

Proposal 4: To approve an amendment to the Company’s Amended and Restated 2017 Share Incentive Plan to increase the number of ordinary shares available for issuance under that plan by 1,000,000:

For	Against	Abstain	Broker Non-Votes
12,577,722	8,950,677	31,580	1,207,183

This proposal was approved.

Item 9.01	Financial Statements and Exhibits.

(d)       Exhibits

Exhibit No.	Description of Exhibit
99.1	Amendment to the SMART Global Holdings, Inc. Amended and Restated 2017 Share Incentive Plan (1)
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

(1) Filed as Exhibit A to the Registrant’s Definitive Proxy Statement on Schedule 14A, filed on December 21, 2020 and incorporated herein by reference.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

SMART GLOBAL HOLDINGS, INC.

By:	/s/ Bruce Goldberg
	Name:	Bruce Goldberg
	Title:	Vice President, Chief Legal and Compliance Officer

Date: February 19, 2021